Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated August 28, 2015 to the

Statutory Prospectus for Class A and Class D Shares of

Allianz Funds Multi-Strategy Trust,

Dated April 1, 2015 (as supplemented thereafter)

Disclosure Relating to AllianzGI Behavioral Advantage Large Cap Fund, AllianzGI China Equity Fund, AllianzGI Convertible Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global Managed Volatility Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI International Small-Cap Fund, AllianzGI Multi-Asset Real Return Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ Global Dividend Value Fund, AllianzGI NFJ International Small-Cap Value Fund, AllianzGI NFJ International Value II Fund, AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement Income Fund, AllianzGI Short Duration High Income Fund, AllianzGI Structured Return Fund, AllianzGI U.S. Equity Hedged Fund and AllianzGI U.S. Small-Cap Growth Fund (each, a “Fund” and together, the “Funds”)

On August 5, 2015, the Board of Trustees (“Board”) of Allianz Funds Multi-Strategy Trust (the “Trust”) approved the conversion of all Class D shares of each Fund into Class A shares of the same Fund (the “Class D Conversion”). The Class D Conversion will be effected on the basis of the relative net asset values of the Class D and Class A shares involved and, following the conversion, each Fund will cease to have any Class D shares authorized or outstanding. The Class D Conversion will take place pursuant to the Ninth Amended and Restated Multi-Class Plan of the Trust, which was approved by the Board at its August 5, 2015 meeting, and is expected to be completed in the fourth quarter of 2015. After the Class D Conversion, each Fund will cease to offer Class D shares, and purchase orders for Class D shares will be treated as orders for Class A shares combined with a request to waive any initial sales charge otherwise applicable to Class A shares. The Class D Conversion will result in a combined share class (i.e., the resulting Class A shares) of each Fund with somewhat different expense levels than the expense levels of each respective class prior to the Class D Conversion as a result of differing class-specific expenses (such as sub-transfer agency fee charges) applicable to the existing classes.

Please retain this Supplement for future reference.